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EXHIBIT 31.2


      NOTICE REGARDING CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

                             as adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Han Ming, the chief executive officer of AP Henderson Group., certify that (i) the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, except as stated by the other certifying officer that the Company is reevaluating its internal controls in light of the recission of the HMCS merger, as further described in this report; and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of AP Henderson Group, except as noted by our independent auditor as follows:

The financial statements for inception to date do not contain the discontinued operations of the Company's foreign subsidiaries disposed of prior to January 1, 2004. The independent auditor was unable to satisfy itself as to the income
(loss) on discontinued operations or gain (loss) on the disposal of the HMCS and Jingbo subsidiaries in the rescission of the acquisition agreement. Accordingly, the income statement and statement of cash flows from June 13, 1994 (inception) through June 30, 2005 are not considered to be in conformity with accounting principles generally accepted in the United States of America.



                                               /s/ Han Ming
                                               -----------------------
                                               Han Ming
                                               Chief Executive Officer
                                               Date: August 23, 2005


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to AP Henderson Group. and will be retained by AP Henderson Group. and furnished to the Securities and Exchange Commission or its staff upon request.